                                 EXHIBIT 10.16
                                 -------------

                                 COMMON STOCK


                  Minimum Shares:           Maximum Shares:

                     571,424                    952,381



                               ESCROW AGREEMENT


First Citizens Bank & Trust Company
Attn: Darrell V. Milton
Corporate Trust Department - DAC61
Post Office Box 29522
Raleigh, North Carolina 27626-0522

Gentlemen:

This letter will confirm the agreement between the undersigned MainStreet BankShares, Inc., the holding company, (the "Company") and First Citizens Bank & Trust Company (the "Escrow Agent"), whereby the Escrow Agent agrees to act as escrow agent in connection with a subscription offering for a minimum of 571,424 shares and a maximum of 952,381 shares of the Company's common stock, no par value per share (the "Shares"), which will be sold for an aggregate purchase price of $10.50 per share. The offer and sale of the Shares (the "Offering) will be made pursuant to an Offering Circular dated August 22, 2001.

Pursuant to the Offering Circular, prospective investors who desire to subscribe for Shares (the "Subscribers") will submit written subscription agreements ("Subscription Offers") substantially in the form accompanying the Offering Circular. Under the terms of the Offering, each Subscription Offer must be accompanied by payment in the full amount of $10.50 per Share subscribed (the "Expense Deposit"). Subscription Offers will be accepted through the date set forth on Exhibit A hereto as the Expiration Date (the "Expiration Date"), which date may be extended by the Company until the date set forth on Exhibit A hereto as the Extended Expiration Date. The Offering may be closed, terminated and/or withdrawn prior to the Expiration Date as described in the Offering Circular.

In connection with the foregoing, and the Escrow Agent's indicated willingness to provide services in connection with the Offering as described herein, and in confirmation of the terms of this escrow arrangement, the parties hereto agree as follows:

           1.  Receipt and Delivery of Payments for Subscribed Shares. In
               ------------------------------------------------------
               connection with the Offering, and as described in the Offering Circular, the Subscribers will be instructed to make all checks or money orders delivered with a Subscription Offer as an Expense Deposit, or otherwise delivered in payment of the balance of the Purchase Price of Shares, payable to, and to forward the same with their executed Subscription Offers to, MainStreet BankShares, Inc. Escrow Account.

           2.  Escrow Account. All funds delivered to or received by the Company
               --------------
               as set forth above will be received and then given to the escrow agent in a separate and distinct escrow account entitled "Escrow Account for the Benefit of Subscribers for the Shares of MainStreet BankShares, Inc. (the "Escrow Account").

           3.  Release of Escrowed Funds.
               -------------------------

               (a) Subject to the other terms and conditions of this Agreement, within two (2) business days following receipt by the Escrow Agent of the written request of the Company's President, the Escrow Agent shall deliver to the Company (i) the entire amount of such Expense Deposits as shall have been deposited to and remain on deposit in the Escrow Account (or such lesser amount thereof as shall have been specified in the written request), or (ii) the entire amount of payments for the balance of the Purchase Price of Shares as shall have been deposited to and remain on deposit in the Escrow Account (or such lesser amount thereof as shall have been specified in the written request).

                    However, notwithstanding anything contained herein to the contrary, no funds shall be released to the Company unless
                    (i) there has been delivered to the Escrow Agent a copy of correspondence received from the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation to the effect that the Bank's charter has been preliminarily approved and deposit insurance application has been approved and from the Federal Reserve and Virginia Bureau of Financial Institutions approving the Company's ownership of Bank; (ii) the written request for such release of funds contains or is accompanied by the written certification of the Company's President that Subscription Offers have been received and accepted for at least 547,600 Shares, (iii) the Escrow Agent shall have independently determined that collected funds have been deposited in the Escrow Account (including Expense Deposits and payments of the balance of the Purchase Price of Shares, but excluding any such funds that have been refunded to subscribers) in an aggregate amount of at least $5,749,800, and (iv) the Escrow Agent's fees and charges imposed hereunder to the date of such proposed release of funds have been paid or otherwise provided for the Escrow Agent's satisfaction.

               (b) If: (i) on the Expiration Date of the Offering (as such date may be extended as provided in the Offering Circular), there have not been delivered to the Escrow Agent copies of Subscription Offers for at least 571,424 Shares and deposits to the Escrow Account of collected funds representing the aggregate Purchase Price therefor (an aggregate of $5,999,952) or (ii) the Escrow Agent receives written notice from the Company's President that the Offering has otherwise been terminated or withdrawn with no Shares to be sold, or,
                    (iii) the Escrow Agent receives written notices from the Company's President from time to time that certain specified Subscription Offers will be rejected or accepted for a lesser number of Shares than the number for which the Purchase Price has been received, then the Escrow Agent shall promptly thereafter return the escrowed funds (or the appropriate portion thereof related to such specified Subscription Offers) without any deduction for expenses, charges or fees, to the Subscribers entitled thereto. Such payments to Subscribers shall be made by Escrow Agent's check mailed to the Subscribers at their addresses listed in the Subscription Offers. The Company's President agrees to give the Escrow Agent notice of any extension of the Expiration Date prior to such date.

           4.  Investment of Funds. The Escrow Agent shall invest and reinvest
               -------------------
               the Escrow Funds, as MainStreet BankShares, Inc., shall direct (subject to any applicable minimum investment requirements), in the following:

               (a) Direct obligations of the United States of America or obligations the principal and the interest on which are unconditionally guaranteed by the Untied States of America; or
               (b) Certificates of deposit issued by any bank, bank and trust company, or national banking association (including the Escrow Agent and its affiliates), which certificates of deposit are insured by the Federal Deposit Insurance Corporation or a similar government agency; or
               (c) Any money market fund substantially all of which is invested in the foregoing categories, including any money market fund managed by the Escrow Agent and any of its affiliates.

               If the Escrow Agent has not received a written direction from MainStreet BankShares, Inc. at any time that an investment decision must be made, the Escrow Agent shall invest the Escrow Funds, or such portion thereof as to which no written direction has been received, in investments described in clause (c) above.

               Each of the foregoing investments shall be made in the name of the Escrow Agent. No investment shall be made in any instrument or security that has a maturity of greater than thirty (30) days. Notwithstanding anything to the contrary contained herein, the Escrow Agent may, without notice to MainStreet BankShares, Inc. sell or liquidate any of the foregoing investments at any time if the proceeds thereof are required for any release of funds permitted or required hereunder, and the Escrow Agent shall not be liable or responsible for any loss, cost, or penalty resulting from any such sale or liquidation. With respect to the funds received by the Escrow Agent for deposit in to the Escrow Funds or any written direction from MainStreet BankShares, Inc. received by the Escrow Agent with respect to investment of any funds received by the Escrow Agent for deposit into the Escrow Funds or any written direction from MainStreet BankShares, Inc. received by the Escrow Agent with respect to investment of any funds in the Escrow Funds after 10:00 A.M., Eastern Standard time, the Escrow Agent shall not be required to invest such funds or to effect such investment instruction until the next day upon which banks in Raleigh, North Carolina are open for business.

               The Escrow Agent shall not be liable or responsible for any loss resulting from any investment made in accordance with the provisions of this Agreement or made pursuant to instructions from or with the consent of MainStreet BankShares, Inc.

          5. Interest on Escrowed Funds. At such time as the Escrow Account
             --------------------------
             shall be closed and Escrow Agent shall deliver all escrowed funds remaining in the Escrow Account to the Company, or shall return all such funds to Subscribers, as provided in Paragraph 3 above, it also shall deliver or make available to the Company any and all interest or income earned to date or such funds. All interest or other income earned or paid on funds in the Escrow Account shall belong to the Company.

          6. Fees and Expenses of the Escrow Agent. MainStreet BankShares, Inc.
             -------------------------------------
             shall compensate the Escrow Agent for its services hereunder in accordance with Exhibit A attached hereto and in addition shall reimburse the Escrow Agent for all its reasonable out-of-pocket expenses, including attorney's fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight charges), copying charges, litigation expenses, arbitration costs and the like. All of the compensation and reimbursement obligations shall be payable by MainStreet BankShares, Inc. Escrow Agent shall have a lien on the Escrow Funds and/or Property, in preference to all other claims and release obligations, for the payment of all such fees, expenses, and costs.

         7.  Liability of Escrow Agent. The Escrow Agent shall have no liability
             -------------------------
             or obligation for damages, loss or expenses with respect to the Escrow Funds except for damages, loss or expenses resulting from the Escrow Agent's willful conduct or gross negligence or breach of this contract. The Escrow Agent's sole responsibility shall be for the safekeeping, investment and disbursement of Escrow Funds in accordance with the terms of this Escrow Agreement. The Escrow Agent's duties are entirely administrative, not discretionary. The Escrow Agent shall have no implied duties or obligations forth herein and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. The Escrow Agent shall have no responsibility not specifically provided herein and shall not be responsible for anything done or omitted to be done by it, except for its own willful misconduct, gross negligence or breach of this contract. The Escrow Agent shall have no liability for following any instructions given pursuant to this Escrow Agreement or set forth in any court or administrative order. The Escrow Agent may rely upon any instrument, not only as its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained herein, which the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the Person or Parties purporting to sign the same and conform to the provisions of this Escrow Agreement. The Escrow Agent shall have no responsibility for verifying the genuineness, correctness, or competence of any such instrument. In no event shall the Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages. The Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, any account in which Escrow Funds are deposited. The Escrow Agent may, but shall not be required to, consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instructions of such counsel. MainStreet BankShares, Inc. shall pay promptly to the Escrow Agent upon demand the reasonable fees and expense of such counsel.

             The Escrow Agent may refrain from taking any action, other than keeping the Escrow Funds in escrow, if (i) it is uncertain concerning its duties or rights under this Escrow Agreement or under any laws or regulations that might affect or override the terms herein; or (ii) it receives conflicting claims or demands concerning this Escrow Agreement from any person or entity; or
             (iii) it receives instructions that might be in conflict with any of the terms of this Escrow Agreement.

             The Escrow Agent, except as herein specifically provided for, is not a party to, nor is it bound by or need it give consideration to the terms or provisions of any other agreement or undertaking between MainStreet BankShares, Inc., and the Escrow Agent is obligated to give consideration only to the terms and provisions of this Agreement. Unless specifically proved herein, the Escrow Agent has no duty to determine or inquire into the happening or occurrence of any event or contingency or the performance or failure of performance of any party, person, or entity.

         8.  Indemnification. From and at all times after the date of this
             ---------------
             Escrow Agreement, MainStreet BankShares, Inc. shall to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless the Escrow Agent and each director, officer, employee, attorney, agent and Affiliate of the Escrow Agent against any and all actions, claims losses, damages, liabilities, costs and expenses, including reasonable attorneys' fees and litigation expenses, of any kind or nature whatsoever incurred by or asserted against it except those for which Escrow Agent is liable under Section F. The indemnification obligations of MainStreet BankShares, Inc. shall survive the termination of this Agreement.

          9. Interpleader. In the event any disagreement or dispute arises under
             ------------
             this Escrow Agreement, or in the event adverse claims or demands are made in connection with this Agreement or any property involved herein or affected hereby, the Escrow Agent may petition any court of competent jurisdiction to resolve the disagreement or dispute or adverse claims or demands. In connection therewith, the Escrow Agent may (but shall not be required to) tender into the custody of the court all money of property in its hands under the terms of this Escrow Agreement, and thereupon be discharged from all further duties under this Escrow Agreement. The filing of any such legal proceeding shall no deprive Escrow Agent of its compensation earned prior to such filing. MainStreet BankShares, Inc. shall be responsible for all costs, expenses and attorneys' fees relating to any such action.

         10. Protection of Escrow Agent. The Escrow Agent is authorized to
             --------------------------
             comply with orders issued or process entered by any court with respect to the Escrow Fund, without determination by the Escrow Agent of such court's jurisdiction in this matter. If the Escrow Fund or any portion is at any time attached or levied upon under any court order, or if the payment, assignment, transfer or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property, then and in any such event, the Escrow Agent is authorized to rely upon and comply with any such order, judgment or decree without the need for appeal or other action; and if the Escrow Agent complies with any such order, judgment or decree, it shall not be liable to any party hereto or to any other person or entity by reason of such compliance even if such order, judgment or decree is subsequently reverse, modified, set aside or vacated.

         11. Notices and Communications. All notices and communications
             --------------------------
             hereunder shall be in writing and shall be deemed duly given if sent by U. S. mail, postage prepaid, or by hand delivery, to the following parties:

             The Escrow Agent:     First Citizens Bank and Trust Company
                                   Attn: Darrell V. Milton
                                   Corporate Trust Department - DAC61
                                   Post Office Box 29522
                                   Raleigh, North Carolina 27626-0522

             The Company:          MainStreet BankShares, Inc.
                                   730 E. Church Street, Suite #12
                                   P.O. Box 1224
                                   Martinsville, Virginia 24114-1224

         12. Resignation and Removal of the Escrow Agent. The Escrow Agent may
             -------------------------------------------
             resign from the performance of its duties hereunder at any time by giving thirty (30) days prior written notice to MainStreet BankShares, Inc., or may be removed, with or without cause, by MainStreet BankShares, Inc. acting jointly by furnishing a Joint Written Direction to the Escrow Agent, at any time by the giving of thirty (30) days prior written notice to the Escrow Agent. Such resignation or removal shall take effect upon the appointment of a successor Escrow Agent as provided herein. Upon any such notice of resignation or removal, MainStreet BankShares, Inc. shall appoint a successor Escrow Agent hereunder. If such designation of the successor Escrow Agent is not made within thirty (30) days after the Escrow Agent sends its notice of resignation, the Escrow Agent may apply to a court of competent jurisdiction to appoint a successor Escrow Agent. Upon the acceptance in writing of any appointment as the Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as the

                 Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken while it was the Escrow Agent under this Escrow Agreement.

             13. General.
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                 (a)  This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and assigns.
                 (b) This Agreement contains the entire agreement of the parties with respect to the subject manner hereof and may be amended only by an agreement in writing duly signed by the parties hereto
                 (c) This Agreement will be governed by and construed in accordance with the laws of North Carolina.
                 (d) This Agreement will remain in full force and effect until the Escrow Agent has disbursed the entire escrowed funds in accordance with the terms hereof.
                 (e) This Agreement may be executed in duplicate, any one copy of which shall be deemed to be an original.

     If the foregoing correctly sets forth the understanding between the Company and the Escrow Agent, please indicate the Company's and the Escrow Agent's acceptance thereof in the space provided below for that purpose.

                                   EXHIBIT A
                                   ---------

The subscriber information be delivered to First Citizens in a diskette format that can be readily accessed by First Citizens, the following fee will be in effect:

The greater of $2,000 or $5.00 per Subscription Offer for which any funds are deposited to the Escrow Account. Fees shall be payable at the time the Escrow Account is closed and all remaining funds are released to the bank or returned to the Subscribers.

ACCEPTED AND AGREED TO as of this 17/th/ day of August, 2001.



FIRST CITIZENS BANK & TRUST COMPANY
                (Escrow Agent)


By:     Darrell V. Milton
        -----------------


Title:  Vice President
        --------------



ACCEPTED AND AGREED TO as of this 16/th/ day of August, 2001.



MAINSTREET BANKSHARES, INC.
        (Company)


By:     Brenda H. Smith
        ---------------


Title:  Senior Vice President/CFO
        -------------------------